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                                                                 Exhibit 10.1(e)


                    NINTH AMENDMENT TO LEASE AGREEMENT


     THIS NINTH AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Ninth Amendment") is made as of the 18th day of August 1997, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and CHECKMATE ELECTRONICS, INC. (hereinafter referred to as "Tenant").

                              WITNESSETH:

     WHEREAS, ASC North Fulton Associates Joint Venture and Tenant entered into that certain Lease Agreement dated July 17, 1990, as amended by that certain First Amendment to Lease dated December 20, 1990, as amended by that certain Second Amendment to Lease dated October 15, 1992, as amended by that certain Third Amendment to Lease April 30, 1993, as amended by that certain Fourth Amendment to Lease July 15, 1993, as amended by that certain Fifth Amendment to Lease dated August 16, 1994, as amended by that certain Sixth Amendment to Lease dated February 20, 1995, as amended by that certain Seventh Amendment to Lease dated January 18, 1996, and as further amended by that certain Eighth Amendment to Lease dated April 1, 1996 (hereinafter collectively referred to as the "Agreement") for the lease of 49,168 square feet of office/warehouse space at 1003, 1009, and 1011 Mansell Road, Roswell, Georgia which is more particularly described in the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

     WHEREAS, Weeks Realty, L.P. succeeded to the interest of the landlord under the Agreement and is the Landlord with respect to the Leased Premises; and

     WHEREAS, the Agreement will expire by its terms on September 30, 1997 and Tenant desires to enter into this Ninth Amendment in order to exercise its option to renew the term of the Agreement;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. The Agreement is hereby extended for an additional two (2) year term effective October 1, 1997 and continuing until midnight on September 30, 1999 on all of the same terms, covenants and conditions as the original Agreement with the same base year except that the base rental shall be as set forth below:

1003 Mansell Road, Suite A-1 (4,200 Square Feet):
-------------------------------------------------
October 1, 1997 - September 30, 1999         $2,782.50/month     $33,390.00/year

1003 Mansell Road, Suite A-A (4,430 Square Feet):
-------------------------------------------------
October 1, 1997 - September 30, 1999         $2,934.88/month     $35,218.50/year

1009 Mansell Road, Suite D (11,200 Square Feet):
------------------------------------------------
October 1, 1997 - September 30, 1999         $7,420.00/month     $89,040.00/year

1009 Mansell Road, Suite F  (2,350 Square Feet):
------------------------------------------------
October 1, 1997 - September 30, 1999         $1,556.88/month     $18,682.50/year

1009 Mansell Road, Suite G, J, K  (11,466 Square Feet):
-------------------------------------------------------

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October 1, 1997 - September 30, 1999         $7,596.23/month     $91,154.70/year

1011 Mansell Road, Suite C  (15,522 Square Feet):
-------------------------------------------------
October 1, 1997 - September 30, 1999        $10,283.33/month    $123,399.90/year


     Such base rental shall be due on or before the first day of each calendar month during the term together with any other additional rent as set forth in the Agreement.

     2. Tenant shall have the option to renew this Lease Agreement for one (1) year term provided that Tenant gives written notice to Landlord of its intention to renew at least one hundred eighty (180) days prior to the end of the then current term thereof. Renewal shall be upon the same terms and conditions as contained herein except that the annual base rental shall be the fair market rental value (but in no event less than the current rental rate under the Lease) which shall be determined as follows:

      (a) Landlord and Tenant will have fifteen (15) days after Landlord receives the renewal notice within which to agree on the then-fair market rental value of the Leased Premises as defined in paragraph (c) below for the renewal period. If they agree on the base monthly rent for the renewal period within fifteen (15) days, they will amend this Lease by stating the base monthly rental for the renewal period.

     (b) If they are unable to agree on the base monthly rental for the renewal period within fifteen (15) days, then the base monthly rental for the renewal period will be the then-fair market rental value of the Leased Premises as determined in accordance with paragraph (d) below.

     (c) The "then-fair market rental value of the Leased Premises" means what a Landlord under no compulsion to lease the Leased Premises and a Tenant under no compulsion to lease the Leased Premises would determine as rents for the renewal period, as of the commencement of the renewal period, taking into consideration the uses permitted under this Lease, the quality, size, design, and location of the Leased Premises, and the rent for comparable buildings located in the vicinity of the Leased Premises. The then-fair market rental value of the Leased Premises for the renewal period will not be less than that provided during the initial term.

     (d) Within seven (7) days after the expiration of the fifteen (15) day period set forth in paragraph (b) above, Landlord and Tenant will each appoint a real estate appraiser to appraise the then-fair market rental value of the Leased Premises. The two appraisers will meet promptly and attempt to set the then-fair market rental value of the Leased Premises.
     If they are unable to agree within thirty (30) days, they will select a third appraiser within ten (10) days to set the then fair market rental value of the Leased Premises. Landlord and Tenant will bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee.

     (e) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers will set the then-fair market rental value of the Leased Premises. If a majority of the appraisers are unable to set the then-fair market rental value of the Leased Premises within thirty (30) days after selection of the third appraiser, the three appraisals will be averaged and the average will be the then-fair market rental value of the Leased Premises.

     (f) It is expressly understood that Tenant shall have no option to renew this Lease for the renewal term if at the time of the attempted exercise of such option or at the commencement of such renewal term this Lease is not then in full force and effect or if Tenant is then in default of any terms and conditions of this Lease.

     3. Except as expressly modified by this Ninth Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.


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     4.  In the event a provision of this Ninth Amendment conflicts with a provision of the Agreement, the Ninth Amendment shall supersede and control.

     5. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

     6. This Ninth Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

     7. This Ninth Amendment has been executed and shall be construed under the laws of the State of Georgia.


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     IN WITNESS WHEREOF, the undersigned have caused this Ninth Amendment to be executed under seal and delivered as of the day and year first above written.

                                        LANDLORD:

Signed, sealed and delivered
in the presence of:                     WEEKS REALTY, L.P.,
                                        a Georgia limited partnership
/s/ Kelly A. Kinneiry
---------------------
Witness                                 By:  Weeks GP Holdings, Inc.
                                             a Georgia corporation,
/s/ Patricia L. Adams                        its sole general partner
---------------------
Notary Public
                                        By:  /s/ A. R. Weeks, Jr.
                                             -------------------------
                                        Name:  A. R. Weeks, Jr.
                                               ------------------
                                        Its:  Chairman / CEO
                                              -------------------



                                        TENANT:

Signed, sealed and delivered            CHECKMATE ELECTRONICS, INC.
in the presence of:


/s/ Brian Lane                          By:  /s/ John J. Neubert
---------------------                        -------------------------
Witness                                 Name:  John J. Neubert
                                               -----------------------
                                        Its:  COO / CFO / Senior Vice President
                                              ------------------------

/s/ Harold A. Clayton
---------------------
Notary Public

                                        ATTEST:

                                        By:  /s/ Margaret Burkett
                                             -------------------------
                                        Name:  Margaret Burkett
                                             -------------------------
                                        Its:  Corporate Secretary
                                              ------------------------

                                             (Corporate Seal)


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